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                                                                  Exhibit 23



          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          --------------------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71311) of Anheuser-Busch Companies, Inc. of our report dated June 3, 2005 relating to the financial statements of the Anheuser-Busch Global Employee Stock Purchase Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
St. Louis, Missouri
June 15, 2005